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                                  EXHIBIT 10.6


                      FOURTH AMENDMENT TO CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Fourth Amendment") is made and dated as of the 27th day of April, 2000, by and among SANWA BANK CALIFORNIA ("Sanwa"), those other banks (each, including Sanwa, a "Lender" and, collectively, the "Lenders"), party with Sanwa to the Agreement defined in Recital A below, SANWA, as agent for the Lenders (in such capacity, the "Agent") and as the L/C Bank (as defined in the Agreement), and NTS TECHNICAL SYSTEMS, a California corporation (the "Borrower").


                                    RECITALS


         A. Pursuant to that certain Credit Agreement dated as of September 8, 1997 among the Agent, the Lenders and the Borrower (as amended, modified, or waived, the "Agreement"), the Lenders agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.


         B. The Company has notified the Lenders that the Company has incurred non-recurring expenses, with an aggregate after tax impact of $1,237,000, as a result of (1) the legal and settlement costs of a lawsuit brought by Tecstar (the "Tecstar Lawsuit") and (2) discontinuance of certain operations in Sacramento, California (the "Discontinued Operations").


         C. As a result of the such losses, the Borrower has notified the Lenders that, as of the end of if the fiscal quarter ending January 31, 2000, the Borrower had failed to comply with the requirements of PARAGRAPH 7(j)(5) of the Agreement pursuant to which the Borrower had agreed to maintain a Debt Coverage Ratio of at least 1.30 to 1.00.


         D. The Borrower has requested the Agent, the L/C Bank and the Lenders to waive any Potential Default or Event of Default occurring as a result of the Borrower's failure to comply with such covenant and has further requested that the Agreement be amended in certain related respects.

         E. At the request of the Borrower, the Agent, the L/C Bank and the Lenders have agreed to provide such waivers and amendments to the Agreement as more particularly described below.


         NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

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                                    AGREEMENT


         1.       INDUCEMENT REPRESENTATIONS BY THE BORROWER AND WAIVER.

                  (a) INDUCEMENT REPRESENTATIONS. In addition to the other representations and warranties contained in this Fourth Amendment and the other terms and provisions hereof, to induce the Agent, the L/C Bank and the Lenders to grant the waiver requested by the Borrower and to enter into this Fourth Amendment, the Borrower hereby represents and warrants as of the Effective Date (as such term is defined in PARAGRAPH 4 below) that:

                           (i) The descriptions of the Tecstar Lawsuit and the Discontinued Operations and the results thereof contained in notices delivered pursuant to PARAGRAPH 6(f) of the Agreement are complete and accurate in all material respects, do not contain any material misstatement of fact, and do not fail to contain any statement that results in such statements being misleading in any material respect.

                           (ii) Except for the Borrower's breach of PARAGRAPH 7(j)(5) (the "Existing Default") by reason of its failure to maintain a Debt Coverage Ratio for the four fiscal quarters ended January 31, 2000 of at least 1.30 to 1.00, no Events of Default or Potential Defaults have occurred under the Agreement.

                  (b) WAIVER. In reliance on the foregoing representations and subject to the other terms and conditions of this Fourth Amendment, as of the Effective Date, the Agent, the L/C Bank and the Lenders waive the Existing Default. Such waiver is specific in time and intent and does not constitute a waiver of any other rights or provisions in the Agreement or any related documents.


         2.       AMENDMENTS REGARDING DEBT COVERAGE RATIO.

                  (a) DEBT COVERAGE RATIO REQUIREMENT. To reduce the Debt Coverage Ratio that the Borrower is required to maintain as of April 30, 2000 and July 31, 2000, PARAGRAPH 7(j)(5) of the Agreement is amended to read as follows:

         "(5) permit the Debt Coverage Ratio for the four fiscal quarters ending
         (i) as of April 30, 2000 and July 31, 2000, to be less than 1.20 to
         1.00 or (ii) as of the end of any fiscal quarter thereafter, to be less than 1.30 to 1.00."

                  (b) DEFINITION. To delete deferred tax changes from the calculation of the "Debt Coverage Ratio" , the definition of "Debt Coverage Ratio" in PARAGRAPH 1 of the Agreement is amended to read as follows:

                           "DEBT COVERAGE RATIO" shall mean the ratio of (i) for any period, (a) net profit after taxes realized during such period plus (b) depreciation and amortization expense and interest expense deducted in determining such net income to (ii) the sum of

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         the current portion of long-term debt as at the end of such period plus interest expense and cash dividends paid during the period just ended. In calculating the Debt Coverage Ratio, the $1,237,000.00 after-tax impact of the non-recurring expenses defined in the Fourth Amendment to this Agreement as the Tecstar Lawsuit and the Discontinued Operations shall be disregarded."

         3. REAFFIRMATION OF SECURITY AGREEMENTS. The Borrower hereby affirms and agrees that (a) the execution and delivery by the Borrower of and the performance of its obligations under this Fourth Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the Obligations of the Borrower or the rights of the Lenders under the Security Documents or any other document or instrument made or given by the Borrower in connection therewith,
(b) the term "Obligations" as used in the Security Agreement includes, without limitation, the Obligations of the Borrower under the Agreement as amended hereby, and (c) the Security Documents remain in full force and effect and constitutes a continuing first priority security interest in and lien upon the Collateral described therein.

         4. EFFECTIVE DATE. This Fourth Amendment shall be effective on the date (the "Effective Date") when all of the following conditions precedent have been satisfied:

                  (a) The Borrower shall have delivered or shall have had delivered to the Agent each of the following (with sufficient copies for each of the Lenders):

                           (i)   A duly executed copy of this Fourth Amendment;

                           (ii)  Such credit applications, financial statements,
authorizations, environmental reviews of the Property, and such information concerning the Borrower and its Guarantors and their business, operations and condition (financial and otherwise) as any Lender may reasonably request;

                           (iii) Certified copies of resolutions of the Board of
Directors of the Borrower approving the execution and delivery of the Fourth Amendment and related Loan Documents to which it is a party;

                           (iv)  Certificates of the Secretary or an Assistant
Secretary of the Borrower certifying the names and true signatures of its officers authorized to sign this Fourth Amendment and related Loan Documents to which it is a party;

                           (v)   An opinion of Sheppard, Mullin, Richter &
Hampton, LLP, counsel to the Parent, the Borrower and their respective Subsidiaries, in form and substance satisfactory to the Lenders, addressing the due authorization, execution and delivery of this Fourth Amendment and related documents and such other matters as the Lenders shall reasonably request.

                  (b) All fees and other amounts payable hereunder prior to such date shall have been paid, and all acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of this Fourth Amendment and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

                  (c) The representations and warranties made by or on behalf of the Borrower and each Guarantor in or pursuant to the Loan Documents (and by executing and delivering this Fourth Amendment, the Borrower represents that all such representations and warranties) shall be accurate and complete in all material respects as if made on and as of such date.

                  (d) There shall not have occurred an Event of Default or Potential Default not otherwise cured or waived.

         If this Fourth Amendment shall not have become effective on or before June 1, 2000, then this Fourth Amendment shall, at the election of the Lenders as evidenced by written notice to such effect given by the Lenders to the Borrower, terminate and be of no further force or effect.

         5. REPRESENTATIONS AND WARRANTIES. As an inducement to the Agent, the L/C Bank and each Lender to enter into this Fourth Amendment, the Borrower represents and warrants to the Agent, the L/C Bank and each Lender that:

                  (a) CORPORATE EXISTENCE; COMPLIANCE WITH LAW. The Borrower and each Guarantor (1) is duly organized, validly existing and in good standing as a corporation under the laws of the state of its incorporation and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify would have a material adverse effect on it or its property and/or business or on its ability to pay or perform the Obligations, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations.

                  (b) CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The Borrower and each Guarantor has the corporate power and authority and the legal right to execute, deliver and perform this Fourth Amendment and the Agreement as amended hereby to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Fourth Amendment and the Agreement as amended hereby. This Fourth Amendment and the Agreement as amended hereby have been duly executed and delivered on behalf of the Borrower and each Guarantor party thereto and constitute such Person's legal, valid and binding obligations enforceable against it in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

                  (c) NO LEGAL BAR. The execution, delivery and performance of this Fourth Amendment and the Agreement as amended hereby, the borrowings hereunder and the use of the

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proceeds thereof, will not violate any Requirement of Law or any Contractual
Obligations of the Borrower or any Guarantor or create or result in the creation of any Lien on any assets of the Borrower or any Guarantor except as contemplated thereby.

                  (d) NO MATERIAL LITIGATION. Except for the Tecstar Lawsuit and the related lawsuit against The Borrower's insurance carrier, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower or any Guarantor, threatened by or against the Borrower or any Guarantor or against any of the Borrower's or any Guarantor's properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property or financial or other condition of the Parent and its Subsidiaries, taken as a whole.

                  (e) CONSENTS, ETC. No consent, approval, authorization of, or registration, declaration or filing with any Governmental Authority is required on the part of the Borrower or any Guarantor in connection with the execution and delivery of this Fourth Amendment and the Agreement as amended hereby or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

                  (f) NO DEFAULT. No Potential Default or Event of Default has occurred under the Agreement which has not otherwise been cured or waived.

                  (g) FULL DISCLOSURE. None of the representations or warranties made by the Borrower or any Guarantor in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Borrower or any Guarantor in connection with the Loan Documents contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

         6.       MISCELLANEOUS PROVISIONS.

                  (a) EXPENSES. In accordance with Paragraph 6(g) of the Agreement, the Borrower agrees to pay all reasonable out-of-pocket expenses of the Agent incident to the preparation and negotiation of this Fourth Amendment.

                  (b) ENTIRE AGREEMENT. This Fourth Amendment embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof and thereof.

                  (c) GOVERNING LAW. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of California, without giving effect to choice of law rules.

                  (d) COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts, all of which together shall constitute one agreement.

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         IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to be executed as of the day and year first above written.



                              NTS TECHNICAL SYSTEMS, a California corporation


                              By: /s/ Lloyd Blonder
                                 ------------------
                              Name: Lloyd Blonder
                              Title: Vice President



                              SANWA BANK CALIFORNIA, as Agent and the L/C Bank


                               By: /s/ Robert Ligon
                                  -----------------
                               Name: Robert Ligon
                               Title: Vice President



                               SANWA BANK CALIFORNIA, as a Lender


                               By: /s/  Robert Ligon
                                  ------------------
                               Name: Robert Ligon
                               Title: Vice President



                               MELLON BANK, N.A., as a Lender


                               By: /s/ Garry Handelman
                                  --------------------
                               Name: Garry Handelman
                               Title: Vice President



                                       6
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                           REAFFIRMATION OF GUARANTIES

Each of the undersigned Subsidiaries and Guarantors agrees to the terms of this Fourth Amendment and hereby ratifies and reaffirms its Guaranty of the Obligations of the Borrower and its grant of a security interest in certain property to secure such Guaranty in favor of the Agent, on behalf of itself, the Lender, and the L/C Bank and agrees that, notwithstanding this Fourth Amendment and any other amendment or supplement to the Agreement entered into prior to this Fourth Amendment, its Guaranty shall remain in full force and effect with respect to the Agreement as amended hereby.



                                   NATIONAL TECHNICAL SYSTEMS, INC.


                                   By: /s/ Lloyd Blonder
                                      ------------------
                                   Name: Lloyd Blonder
                                   Title: Vice President



                                   ETCR, INC.


                                   By: /s/ Lloyd Blonder
                                      ------------------
                                   Name: Lloyd Blonder
                                   Title: Vice President



                                   APPROVED ENGINEERING TEST LABORATORIES, INC.


                                   By: /s/ Lloyd Blonder
                                      ------------------
                                   Name: Lloyd Blonder
                                   Title: Vice President



                                   ACTON ENVIRONMENTAL TESTING CORPORATION


                                   By: /s/ Lloyd Blonder
                                      ------------------
                                   Name: Lloyd Blonder
                                   Title: Vice President


                                       7
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                                   NATIONAL TECHNICAL SYSTEMS - CERTIFICATION
                                   SERVICES, INC.


                                   By: /s/ Lloyd Blonder
                                      ------------------
                                   Name: Lloyd Blonder
                                   Title: Vice President



                                   WISE AND ASSOCIATES, INC.


                                   By: /s/ Lloyd Blonder
                                      ------------------
                                   Name: Lloyd Blonder
                                   Title: Vice President



                                   NTS TECHNICAL SERVICES, INC.


                                   By: /s/ Lloyd Blonder
                                      ------------------
                                   Name: Lloyd Blonder
                                   Title: Vice President



                                   XX CAL, INC.


                                   By: /s/ Lloyd Blonder
                                      ------------------
                                   Name: Lloyd Blonder
                                   Title: Vice President



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